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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report (Date of earliest
                               event reported):
                               November 10, 1995



                                XYTRONYX, INC.
                      ----------------------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                       --------------------------------
                 (State or other jurisdiction of incorporation)


      0-14838                                         36-3258753
--------------------------                ------------------------------------
(Commissioner File Number)                (IRS Employer Identification Number)




                            6555 Nancy Ridge Drive
                                   Suite 200
                         San Diego, California  92121
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  (619) 550-3900
                                                     --------------

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Item 5.   Other Events.

          The News Release dated November 14, 1995 regarding second quarter results of operations, filed as Exhibit 99.41 hereto, is hereby incorporated into this Report by reference.

          Amendment No. 1 to Rights Agreement between Xytronyx, Inc. and First Chicago Trust Company of New York as Rights Agent dated as November 10, 1995, filed as Exhibit 99.42 hereto, is hereby incorporated into this Report by reference.

          Amendment to the Certificate of Designations of Series R Junior Participating Preferred Stock dated November 17, 1995, filed as Exhibit 99.43 hereto, is hereby incorporated into this Report by reference.

          News Release dated November 28, 1995 regarding private placement, filed as Exhibit 99.44 hereto, is hereby incorporated into this Report by reference.

          News Release dated December 4, 1995 regarding appointment of Mr. Vernon and Mr. Weiss to Board of Directors, filed as Exhibit 99.45 hereto, is hereby incorporated into this Report by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits. The following exhibit accompanies this Report:
          --------

      Exhibit
      Number  Exhibit Description
      ------  -------------------

       99.41 News Release dated November 14, 1995 regarding second quarter results of operations.

       99.42 Amendment No. 1 to Rights Agreement between Xytronyx, Inc. and First Chicago Trust Company of New York as Rights Agent dated November 10, 1995.

       99.43 Amendment to the Certificate of Designations of Series R Junior Participating Preferred Stock dated November 17, 1995.

       99.44  News Release dated November 28, 1995 regarding private placement.

       99.45 News Release dated December 4, 1995 regarding appointment of Mr. Vernon and Mr. Weiss to Board of Directors.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    XYTRONYX, INC.



                                    By:   /s/ DALE SANDER
                                          -----------------------------
                                               Dale Sander
                                               Chief Financial Officer

Date:  December 4, 1995

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                                 Index to Exhibits
                                 -----------------





 Exhibit                                                                             Sequentially
  Number                            Description of Exhibit                           Numbered Page
----------   ---------------------------------------------------------------------   -------------

  99.41      News Release dated November 14, 1995 regarding second quarter results             4-5
             of operations.

  99.42      Amendment No. 1 to Rights Agreement between Xytronyx, Inc. and                    6-8
             First Chicago Trust Company of New York as Rights Agent dated
             November 10, 1995.

  99.43      Amendment to the Certificate of Designations of Series R Junior                  9-11
             Participating Preferred Stock dated November 17, 1995.

  99.44      News Release dated November 28, 1995 regarding private placement.                  12

  99.45      News Release dated December 4, 1995 regarding appointment of                       13
             Mr. Vernon and Mr. Weiss to Board of Directors.

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